Exhibit 10.4
CHANGE ORDER FORM
Cost to Comply with SPL FTZ (FTZ entries, bonded transports and receipt for AG Pipe Spools Only)

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00013 DATE OF CHANGE ORDER: February 10, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order reflects Contractor’s costs to comply with Owner’s Foreign-Trade-Zone No. 291 in Cameron, Louisiana (the “FTZ”) for the import of pipe spools from Turkey.

2.	The Parties executed Change Order CO-00004 (Foreign Trade Zone), which defines responsibilities of Owner and Contractor with respect to FTZ compliance.

3.
This Change Order is specific to Contractor’s costs incurred while Owner established the Project as FTZ and costs associated with changes in transportation and handling necessary to comply with FTZ requirements. This Change Order includes cost of actions taken by Contractor to avoid the application of tariffs, which otherwise would have occurred, while Owner was in the process of establishing its FTZ. Contractor’s costs include:

i.	FTZ entries for pipe spools;

ii.	Bonded transports of pipe spools;

iii.	Receipt and storage for initial shipments of above-ground pipe spools (81 Containers) for Subproject 6(a) at Dixie Cullen FTZ Warehouse;

4.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

6.	This Change Order excludes (i) costs to comply with Owner’s Foreign-Trade-Zone No. 291 other than those for the import of pipe spools from Turkey and (ii) Subproject 6(b), LNG Berth 3.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00012)........................................................................................................................................	$(19,084,262)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,997,808,311
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$551,068
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,359,379

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00012)........................................................................................................................................	$457,696,000
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$457,696,000
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$457,696,000

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,455,504,311
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$551,068
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,055,379

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
Sr VP E&C	Sr Project Manager, PVP
Title	Title
February 26, 2020	February 10, 2020
Date of Signing	Date of Signing

CHANGE ORDER FORM
Permanent Access Road to Third Berth

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00014 DATE OF CHANGE ORDER: February 10, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this change order reflects Contractor’s cost to install a permanent access road to the Third Berth (Subproject 6(b)) as requested by Owner on November 11, 2019 via Letter No. SPL4-BE-C19-044.

2.
This additional access way will allow access to the Third Berth construction area without moving the existing guard shack or adding an additional guard shack off of Lighthouse Road. Refer to the attached drawing depicting the new Third Berth access road as provided in Exhibit C of this Change Order.

3.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00013)........................................................................................................................................	$(18,533,194)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,359,379
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,359,379

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00013)........................................................................................................................................	$457,696,000
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$457,696,000
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$393,929
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$458,089,929

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,055,379
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$393,929
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,449,308

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): Yes, see Exhibit B

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
February 19, 2020	February 10, 2020
Date of Signing	Date of Signing

CHANGE ORDER FORM
Modifications to Schedule Bonus Language

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00015 DATE OF CHANGE ORDER: February 10, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The Parties agree to amend Article 13.2A of the Agreement to replace the reference to “NTP” to “LNTP No. 1” to calculate the “Schedule Bonus Date for SP6(a)”.

2.	Now therefore, Section 13.2A of the Agreement is deleted and replaced with the following:

13.2	Schedule Bonus.

A.If Substantial Completion of Subproject 6(a) occurs before the date falling one thousand six hundred twelve (1,612) Days after issuance of LNTP No. 1 for Subproject 6(a) (“Schedule Bonus Date for SP6(a)”), Owner shall pay Contractor a bonus in the amount of Fifty Cents (U.S.$0.50) per MMBtu of the LNG that is both (i) produced by Subproject 6(a) between the period of first production of LNG from Subproject 6(a) and the Schedule Bonus Date for SP6(a) and (ii) loaded onto an LNG Tanker for export prior to the Schedule Bonus Date for SP6(a) (“Schedule Bonus for SP6(a)”).

3.	The Contract Price is not adjusted by this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00014)........................................................................................................................................	$(18,533,194)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,359,379
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,359,379

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00014)........................................................................................................................................	$458,089,929
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$458,089,929
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$458,089,929

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,449,308
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$—
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,449,308

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
February 19, 2020	February 10, 2020
Date of Signing	Date of Signing

CHANGE ORDER FORM
LNG Berth 3 LNTP No 3

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00016 DATE OF CHANGE ORDER: January 31, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Article 5.1.A.4 (“Other Limited Notices to Proceed”) and Article 5.2.B (“NTP for Subproject 6(b)”), the Parties agree to amend the Agreement by way of adding a new Limited Notice to Proceed No. 3 for Subproject 6(b) in the form attached hereto as Schedule H-8 (“LNTP No. 3”), authorizing Contractor to commence performance of the Work as described in Schedule H-8.

2.
Work performed under LNTP No. 3 shall be performed in accordance with the terms and conditions of the Agreement and Contractor shall be paid for such specified Work pursuant to the terms and conditions of LNTP No. 3 and the Agreement, with all such payments credited against the Contract Price if NTP for Subproject 6(b) is issued. The Portion of the Contract Price payable for Work under LNTP No. 3 shall be made in accordance with the Payment Schedule set forth in Schedule H-8 (as may be amended by Change Order) and the applicable provisions of Article 7.

3.	This Change Order excludes any potential cost and schedule impacts pursuant to the instructions in Article 5.2.C.2 (“Subproject 6(b)”).

4.	The Contract Price is not adjusted by this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00015)........................................................................................................................................	$(18,533,194)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,359,379
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,359,379

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00015)........................................................................................................................................	$458,089,929
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$458,089,929
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$458,089,929

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,449,308
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$—
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,449,308

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
January 31, 2020	January 31, 2020
Date of Signing	Date of Signing

CHANGE ORDER FORM
Construction Doc Fender Guards and LP Fuel Gas Overpressure Interlock

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00017 DATE OF CHANGE ORDER: March 18, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this change order reflects Contractor’s cost to install a total of eight (8) pneumatic fender guards and ancillary material at the SPL Construction Dock as requested by Owner via Letter No. SPL4-BE-C20-003.

2.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this change order reflects Contractor’s cost to add an interlock control system to close 46XV-22047 on high pressure to the LP Fuel Gas Knock Out Drum 46V-2202 as requested by Owner via Letter No. SPL4-BE-C20-002.

3.	The detailed cost breakdown for this Change Order is detailed in Exhibits A1 and A2 of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00016)........................................................................................................................................	$(18,533,194)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was...................................	$1,998,359,379
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$163,174
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be...................	$1,998,522,553

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00016)........................................................................................................................................	$458,089,929
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was..................................	$458,089,929
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order...................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be...................	$458,089,929

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,456,449,308
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$163,174
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,456,612,482

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
March 26, 2020	March 18, 2020
Date of Signing	Date of Signing